The Royce Fund

Supplement to the Investment, Service, and Consultant Class Shares Prospectus Dated May 1, 2019

Royce Low-Priced Stock Fund

The Special Meeting of Shareholders (the “Special Meeting”) of Royce Low-Priced Stock Fund (“Low-Priced Stock”) to consider the proposed reorganization of Low-Priced Stock into Royce Micro-Cap Fund (“Micro-Cap”) was opened on May 28, 2019 but was adjourned to provide more time for Low-Priced Stock to achieve the required quorum. The Special Meeting will reconvene on Thursday June 27, 2019, at 11:00 a.m. at the offices of The Royce Fund, 745 Fifth Avenue, New York, New York 10151. As of May 28, 2019, approximately 89.4% of the Low-Priced Stock shares represented by proxy delivered to Low-Priced Stock have authorized a vote in favor of the proposed reorganization.

Completion of the reorganization is subject to approval by Low-Priced Stock shareholders and the satisfaction of certain customary closing conditions, including the receipt of special U.S. federal income tax counsel relating to the tax-free nature of the reorganization for U.S. federal income tax purposes.

The assets and liabilities of Low-Priced Stock would be exchanged for shares of Micro-Cap as part of the reorganization, with shareholders of Low-Priced Stock becoming shareholders of Micro-Cap. No sales charges or redemption fees would be imposed in connection with the reorganization. The Micro-Cap shares to be received by Low-Priced Stock shareholders in the reorganization will be of the same class and will be equal in value to the Low-Priced Stock shares held by such shareholders immediately prior to the reorganization.

May 29, 2019

RLP-ISC-0519